MONTHLY SERIES 1999-1 CERTIFICATEHOLDERS' STATEMENT

                       THE FIRST NATIONAL BANK OF ATLANTA
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                        WACHOVIA CREDIT CARD MASTER TRUST
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         Listed below is the information which is required to be prepared with respect to the distribution date of September 15, 1999 and with respect to the performance of the Trust during the related Monthly period.

         Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

D.       Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000
         Original Certificate Principal Amount)

         1.     The amount of the current monthly
                distribution in respect of Class A
                Monthly Principal                                                                                             $0.00

         2.     The amount of the currently monthly
                distribution in respect of Class B
                Monthly Principal                                                                                             $0.00

         3.     The amount of the currently monthly
                distribution in respect of Collateral
                Monthly Principal                                                                                             $0.00

         4.     The amount of the currently monthly
                distribution in respect of Class A
                Monthly Interest                                                                                              $4.52

         5.     The amount of the currently monthly
                distribution in respect of Class A
                Deficiency Amounts                                                                                            $0.00

         6.     The amount of the currently monthly
                distribution in respect of Class A
                Additional Interest                                                                                           $0.00

         7.     The amount of the currently monthly

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                distribution in respect of Class B                                                                            $4.72
                Monthly Interest

         8.     The amount of the currently monthly
                distribution in respect of Class B
                Deficiency Amounts                                                                                            $0.00

         9.     The amount of the currently monthly
                distribution in respect of Class B
                Additional Interest                                                                                           $0.00

         10.    The amount of the currently monthly
                distribution in respect of Collateral
                Monthly Interest                                                                                              $5.27

         11.    The amount of the currently monthly
                distribution in respect of any accrued
                and unpaid Collateral Monthly Interest                                                                        $0.00


E.       Information Regarding the Performance of the Trust

         1.     Collection of Principal Receivables

                (a)    The aggregate amount of Collections of Principal
                       Receivables processed during the related Monthly Period
                       which were allocated in respect
                       of the Class A Certificates                                                                   $84,409,289.72

                (b)    The aggregate amount of Collections of Principal
                       Receivables processed during the related Monthly Period
                       which were allocated in respect
                       of the Class B Certificates                                                                    $5,854,982.31




                (c)    The aggregate amount of Collections of Principal
                       Receivables processed during the related Monthly Period



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                       which are allocated in respect
                       of the Collateral Interest                                                                     $7,318,726.53

         2.     Principal Receivables in the Trust

                (a)    The aggregate amount of Principal Receivables in the
                       Trust as of the end of the day on the last day of the
                       related Monthly Period                                                                     $2,675,091,512.29

                (b)    The amount of Principal Receivables in the Trust
                       represented by the Investor Interest of Series 1999-1 as
                       of the end of the day on the last day of the related
                       Monthly Period                                                                               $895,953,800.00

                (c)    The amount of Principal Receivables in the Trust
                       represented by the Series 1999-1 Adjusted Investor
                       Interest as of the end of the day on the last day of
                       the related Monthly Period                                                                   $895,953,800.00

                (d)    The amount of Principal Receivables in the Trust
                       represented by the Class A Investor Interest as of the
                       end of the day on the last day of
                       the related Monthly Period                                                                   $775,000,000.00

                (e)    The amount of Principal Receivables in the Trust
                       represented by the Class A Adjusted Investor Interest as
                       of the end of day on the last day
                       of the related Monthly Period                                                                $775,000,000.00

                (f)    The amount of Principal Receivables in the Trust
                       represented by the Class B Investor Interest as of the
                       end of the day on the last day
                       of the related Monthly Period                                                                 $53,757,250.00

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                (g)    The amount of Principal Receivables in the Trust
                       represented by the Collateral Interest as of the end of
                       the date on the last day of the
                       related Monthly Period                                                                        $67,196,550.00

                (h)    The Floating Investor Percentage with respect to the
                       related Monthly Period                                                                              33.3067%

                (i)    The Class A Floating Allocation with respect to the
                       related Monthly Period                                                                              86.5000%

                (j)    The Class B Floating Allocation with respect to the
                       related Monthly Period                                                                               6.0000%

                (k)    The Collateral Floating Allocation with respect to the
                       related Monthly Period                                                                               7.5000%

                (l)    The Fixed Investor Percentage with respect to the related
                       Monthly Period                                                                                      33.3067%

                (m)    The Class A Fixed Allocation with respect to the related
                       Monthly Period                                                                                      86.5000%

                (n)    The Class B Fixed Allocation with respect to the related
                       Monthly Period                                                                                       6.0000%


                (o)    The Collateral Fixed Allocation with respect to the
                       related Monthly Period                                                                               7.5000%

         3.     Delinquent Balances

                The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

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                                                                      Aggregate                                          Percentage
                                                                       Account                                             of Total
                                                                       Balance                                          Receivables

                (a)    30 - 59 days:                                     $28,042,915.91                                     1.0351%
                                                                         ---------------
                (b)    60 - 89 days:                                     $16,900,156.43                                     0.6238%
                                                                         ---------------
                (c)    90 - or more days:                                $19,948,660.38                                     0.7364%
                                                                         ---------------
                                               Total:                    $64,891,732.72                                     2.3953%
                                                                         ---------------

         4.     Investor Default Amount

                (a)    The Aggregate Investor Default
                       Amount for the related Monthly
                       Period                                                                                         $3,060,242.57

                (b)    The Class A Investor Default
                       Amount for the related Monthly
                       Period                                                                                         $2,647,109.69

                (c)    The Class B Investor Default
                       Amount for the related Monthly
                       Period                                                                                           $183,614.63

                (d)    The Collateral Default Amount
                       for the related Monthly Period                                                                   $229,518.24

         5.     Investor Charge Offs

                (a)    The aggregate amount of
                       Class A Investor Charge-Offs
                       for the related Monthly Period                                                                         $0.00




                (b)    The aggregate amount of Class A Investor Charge-Offs set
                       forth in 5 (a) above per $1,000 of original Certificate
                       principal amount                                                                                       $0.00


                (c)    The aggregate amount of Class B Investor Charge-Offs for
                       the related Monthly Period                                                                             $0.00

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                (d)    The aggregate amount of Class B Investor Charge-Offs set
                       forth in 5 (c) above per $1,000 of original certificate
                       principal amount                                                                                       $0.00

                (e)    The aggregate amount of Collateral Charge-Offs for the
                       related Monthly Period                                                                                 $0.00

                (f)    The aggregate amount of Collateral Charge-Offs set forth
                       in 5 (e) above per $1,000 of original certificate
                       principal amount                                                                                       $0.00

                (g)    The aggregate amount of Class A Investor Charge-Offs
                       reimbursed on the Transfer Date immediately
                       preceding this Distribution Date                                                                       $0.00

                (h)    The aggregate amount of Class A Investor Charge-Offs set
                       forth in 5 (g) above per $1,000 original certificate
                       principal amount reimbursed on the Transfer Date
                       immediately preceding this Distribution Date                                                           $0.00

                (i)    The aggregate amount of Class B Investor Charge-Offs
                       reimbursed on the Transfer Date immediately
                       preceding this Distribution Date                                                                       $0.00

                (j)    The aggregate amount of Class B Investor Charge-Offs set
                       forth in 5 (i) above per $1,000 original certificate
                       principal amount reimbursed on the Transfer Date
                       immediately preceding this Distribution Date                                                           $0.00

                (k)    The aggregate amount of Collateral Charge-Offs reimbursed
                       on the Transfer Date immediately preceding this
                       Distribution Date                                                                                      $0.00

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                (l)    The aggregate amount of Collateral Charge-Offs set forth
                       in 5(k) above per $1,000 original certificate principal
                       amount reimbursed on the Transfer Date immediately
                       preceding Distribution Date                                                                            $0.00

         6.     Investor Servicing Fee

                (a)    The amount of the Class A Servicing Fee payable by the
                       Trust to the Servicer for the related Monthly Period                                             $645,833.33

                (b)    The amount of the Class B Servicing Fee payable by the
                       Trust to the Servicer for the related Monthly Period                                              $44,797.71

                (c)    The amount of the Collateral Interest Servicing Fee
                       payable by the Trust to the Servicer for the related
                       Monthly Period                                                                                    $55,997.13

         7.     Reallocations

                (a)    The amount of Reallocated Collateral Principal
                       Collections with respect to this Distribution Date                                                     $0.00

                (b)    The amount of Reallocated Class B Principal Collections
                       with respect to this Distribution Date                                                                 $0.00


                (c)    The Collateral Interest as of the close of business on
                       this Distribution Date                                                                        $67,196,550.00

                (d)    The Class B Investor Interest as of the close of business
                       on this Distribution Date                                                                     $53,757,250.00

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         8.     Collection of Finance Charge Receivables

                (a)    The aggregate amount of Collections of Finance Charge
                       Receivables processed during the related Monthly Period
                       which were allocated in respect of the Class A
                       Certificate                                                                                   $10,493,257.92

                (b)    The aggregate amount of Collections of Finance Charge
                       Receivables processed during the related Monthly Period
                       which were allocated in respect of the Class B
                       Certificates                                                                                     $727,856.37

                (c)    The aggregate amount of Collections of Finance Charge
                       Receivables processed during the related Monthly Period
                       which were allocated in respect of the Collateral
                       Interest                                                                                         $909,820.30

         9.     Principal Funding Amount

                (a)    The principal amount on deposit in the Principal Funding
                       Account on the related Transfer Date                                                                   $0.00

                (b)    The Accumulation Shortfall with respect to the related
                       Monthly Period                                                                                         $0.00

                (c)    The Principal Funding Investment Proceeds deposited in
                       the Finance Charge Account on the related Transfer Date                                                $0.00

                (d)    The amount of all or the portion of the Reserve Draw
                       Amount deposited in the Finance Charge Account on the
                       related Transfer Date from
                       the Reserve Account                                                                                    $0.00

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         10.    Reserve Draw Amount                                                                                           $0.00


         11.    Available Funds

                (a)    The amount of Class A Available Funds on deposit in the
                       Finance Charge Account on the related Transfer Date                                           $10,493,257.92

                (b)    The amount of Class B Available Funds on deposit in the
                       Finance Charge Account on the related Transfer Date                                              $727,856.37

                (c)    The amount of Collateral Available Funds on deposit in
                       the Finance Charge Account on the related Transfer Date                                          $909,820.30

         12.    Portfolio Yield

                (a)    The Portfolio Yield for the related Monthly Period                                                  13.1489%

                (b)    The Portfolio Adjusted Yield for the related Monthly
                       Period                                                                                               5.4523%


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F.       Floating Rate Determinations

         1.     LIBOR for the interest Period
                ending on this Distribution Date                                                                           5.26875%



         THE FIRST NATIONAL BANK
         OF ATLANTA
         SERVICER
                                           By:  Michael L. Scheuerman
                                                Title:     Senior Vice President

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